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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 23, 2003


                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
                   New York                            0-28666                              14-1702188
    --------------------------------           ------------------------         ------------------------------------
    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
            Incorporation)

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      122 Smith Road, Kinderhook, NY                          12106
-------------------------------------------                 ---------
 (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5. OTHER MATTERS

         On September 23, 2003, the Registrant's Board of Directors accepted the resignation of Daniel W. Kollin from the Registrant's Board of Directors. Mr. Kollin also served on the Registrant's Audit and Compensation Committees. The Registrant is unaware of any disagreement Mr. Kollin has with the Registrant on any matter relating to the Registrant's operations, policies or practices, nor has Mr. Kollin provided a letter outlining any such disagreements.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               AMERICAN BIO MEDICA CORPORATION
                                               (Registrant)


Dated:  September 25, 2003                     By:  /s/ Keith E. Palmer
                                                    ---------------------------
                                                    Keith E. Palmer
                                                    Chief Financial Officer





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